Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$736,507	$651,058
Short-term investments	780,963	903,867
Accounts receivable, net	70,605	66,083
Inventory	325,154	162,829
Mortgage loans held for sale	29,469	35,409
Prepaid expenses and other current assets	69,292	61,067
Restricted cash	27,595	12,385
Total current assets	2,039,585	1,892,698
Contract cost assets	46,176	45,819
Property and equipment, net	142,146	135,172
Right of use assets	102,056	—
Goodwill	1,984,907	1,984,907
Intangible assets, net	207,933	215,904
Other assets	16,763	16,616
Total assets	$4,539,566	$4,291,116
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$7,708	$7,471
Accrued expenses and other current liabilities	63,212	63,101
Accrued compensation and benefits	30,300	31,388
Revolving credit facility	246,028	116,700
Warehouse lines of credit	27,991	33,018
Deferred revenue	36,105	34,080
Deferred rent, current portion	—	1,740
Lease liabilities, current portion	19,561	—
Total current liabilities	430,905	287,498
Deferred rent, net of current portion	—	19,945
Lease liabilities, net of current portion	102,405	—
Long-term debt	707,860	699,020
Deferred tax liabilities and other long-term liabilities	15,264	17,474
Total liabilities	1,256,434	1,023,937
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	14	14
Additional paid-in capital	4,022,218	3,939,842
Accumulated other comprehensive loss	197	(905)
Accumulated deficit	(739,304)	(671,779)
Total shareholders’ equity	3,283,132	3,267,179
Total liabilities and shareholders’ equity	$4,539,566	$4,291,116

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018
Revenue:
IMT	$298,272	$280,856
Homes	128,472	—
Mortgages	27,360	19,023
Total revenue	454,104	299,879
Cost of revenue (exclusive of amortization) (1)(2):
IMT	24,251	22,594
Homes	122,419	86
Mortgages	4,678	1,239
Total cost of revenue	151,348	23,919
Sales and marketing (2)	161,587	137,291
Technology and development (2)	107,770	93,933
General and administrative (2)	95,774	56,073
Acquisition-related costs	—	27
Integration costs	352	—
Total costs and expenses	516,831	311,243
Loss from operations	(62,727)	(11,364)
Other income	9,168	2,446
Interest expense	(16,466)	(7,073)
Loss before income taxes	(70,025)	(15,991)
Income tax benefit (expense)	2,500	(2,600)
Net loss	$(67,525)	$(18,591)
Net loss per share — basic and diluted	$(0.33)	$(0.10)
Weighted-average shares outstanding — basic and diluted	204,514	191,464
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$14,400	$22,549
(2) Includes share-based compensation expense as follows:
Cost of revenue	$881	$955
Sales and marketing	5,650	5,162
Technology and development	15,508	11,542
General and administrative	44,085	13,082
Total	$66,124	$30,741
Other Financial Data:
Adjusted EBITDA (3)	$23,922	$46,310
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2019	2018
Operating activities
Net loss	$(67,525)	$(18,591)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	20,525	26,906
Share-based compensation expense	66,124	30,741
Amortization of right of use assets	4,440	—
Amortization of contract cost assets	8,746	9,296
Amortization of discount and issuance costs on convertible notes maturing in 2023 and 2021	8,840	4,708
Deferred income taxes	(2,500)	2,600
Loss on disposal of property and equipment	1,704	1,803
Bad debt expense	128	(267)
Deferred rent	—	(3,090)
Accretion of bond discount	(1,733)	(137)
Changes in operating assets and liabilities:
Accounts receivable	(4,650)	105
Inventory	(162,325)	—
Mortgage loans held for sale	5,940	—
Prepaid expenses and other assets	(8,537)	(19,923)
Lease liabilities	(7,010)	—
Contract cost assets	(9,103)	(11,440)
Accounts payable	(133)	1,672
Accrued expenses and other current liabilities	328	(6,747)
Accrued compensation and benefits	(1,088)	3,637
Deferred revenue	2,025	3,379
Other long-term liabilities	290	—
Net cash provided by (used in) operating activities	(145,514)	24,652
Investing activities
Proceeds from maturities of investments	302,187	61,386
Purchases of investments	(176,412)	(76,729)
Purchases of property and equipment	(14,202)	(15,791)
Purchases of intangible assets	(3,269)	(1,098)
Net cash provided by (used in) investing activities	108,304	(32,232)
Financing activities
Proceeds from borrowing on revolving credit facility	129,328	—
Net repayments on warehouse lines of credit	(5,025)	—
Proceeds from exercise of stock options	13,564	52,906
Value of equity awards withheld for tax liability	2	(28)
Net cash provided by financing activities	137,869	52,878
Net increase in cash, cash equivalents and restricted cash during period	100,659	45,298
Cash, cash equivalents and restricted cash at beginning of period	663,443	352,095
Cash, cash equivalents and restricted cash at end of period	$764,102	$397,393
Supplemental disclosures of cash flow information
Cash paid for interest	$4,956	$—
Noncash transactions:
Capitalized share-based compensation	$2,690	$2,120
Write-off of fully depreciated property and equipment	$6,269	$7,379
Write-off of fully amortized intangible assets	$3,200	$10,687

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of net income (loss), adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended March 31,
	2019	2018
Net loss, as reported	$(67,525)	$(18,591)
Share-based compensation expense	66,124	30,741
Acquisition-related costs	—	27
Income tax (benefit) expense	(2,500)	2,600
Net income (loss), adjusted	$(3,901)	$14,777
Non-GAAP net income (loss) per share — basic	$(0.02)	$0.08
Non-GAAP net income (loss) per share — diluted	$(0.02)	$0.07
Weighted-average shares outstanding — basic	204,514	191,464
Weighted-average shares outstanding — diluted	204,514	201,096

Non-GAAP net income (loss) per share - diluted for the periods presented is calculated using weighted-average shares outstanding - diluted, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of GAAP loss per share for the periods presented because their effect would have been antidilutive as a result of the GAAP net loss incurred in such periods. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands):

	Three Months Ended March 31,
	2019	2018
Denominator for basic calculation	204,514	191,464
Effect of dilutive securities:
Option awards	—	8,013
Unvested restricted stock units	—	1,384
Class C capital stock issuable upon conversion of the convertible notes maturing in 2021	—	235
Denominator for dilutive calculation	204,514	201,096

Segment Results of Operations
The following table presents our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended March 31, 2019			Three Months Ended March 31, 2018
	IMT	Homes	Mortgages	IMT	Homes	Mortgages
Revenue	$298,272	$128,472	$27,360	$280,856	$—	$19,023
Costs and expenses:
Cost of revenue	24,251	122,419	4,678	22,594	86	1,239
Sales and marketing	126,654	20,862	14,071	128,747	290	8,254
Technology and development	87,969	12,281	7,520	85,917	2,236	5,780
General and administrative	70,850	14,357	10,567	50,182	1,778	4,108
Acquisition-related costs	—	—	—	27	—	—
Integration costs	—	—	352	—	—	—
Total costs and expenses	309,724	169,919	37,188	287,467	4,390	19,381
Loss from operations	(11,452)	(41,447)	(9,828)	(6,611)	(4,390)	(358)
Segment other income	—	—	313	—	—	—
Segment interest expense	—	(3,758)	(101)	—	—	—
Loss before income taxes (1)	$(11,452)	$(45,205)	$(9,616)	$(6,611)	$(4,390)	$(358)

(1) The following table presents the reconciliation of total segment loss before income taxes to consolidated loss before income taxes for the periods presented (in thousands):

	Three Months Ended March 31,
	2019	2018
Total segment loss before income taxes	$(66,273)	$(11,364)
Corporate interest expense	(12,607)	(7,073)
Corporate other income	8,855	2,446
Consolidated loss before income taxes	$(70,025)	$(15,991)

Key Metrics
The following table sets forth our key metrics for each of the periods presented:

	Three Months Ended March 31,		2018 to 2019 % Change
	2019	2018
	(in millions)
Average Monthly Unique Users (1)	181.1	175.5	3%
Visits (2)	2,019.8	1,764.8	14%

(1)	Zillow, StreetEasy, HotPads, Naked Apartments and RealEstate.com measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

(2)
Visits includes visits to the Zillow, Trulia, StreetEasy and RealEstate.com mobile apps and websites. We measure Zillow, StreetEasy and RealEstate.com visits with Google Analytics and Trulia visits with Adobe Analytics.

Non-GAAP Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Homes segment financial results, this Exhibit includes a calculation of Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is loss before income taxes for the Homes segment.
We believe that Return on Homes Sold After Interest Expense is a useful financial measure to investors in evaluating the performance of a subset of our assets, as it measures the return generated by Zillow specifically on homes sold during a given period. We also present this measure on a per home basis so investors are able to evaluate unit profitability across periods notwithstanding variability in the number of homes sold during each period. This measure also assists Homes segment management in making strategic decisions regarding home offer pricing and other operational decisions.
We calculate Return on Homes Sold After Interest Expense in total and on a per home basis as revenue associated with homes sold during the period less direct costs attributable to those homes. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the three months ended March 31, 2019 are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the current period, which are not calculated in accordance with, or an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the current period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.
Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;

•	Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;

•
Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and

•	Return on Homes Sold After Interest Expense does not reflect income taxes.

Because of these limitations, you should consider Return on Homes Sold After Interest Expense alongside other financial performance measures, including various cash flow metrics, loss before income taxes and our other GAAP results.
On a GAAP basis, per home loss before income taxes for the Homes segment was $109,191 for the three months ended March 31, 2019.

The following table presents the Return on Homes Sold After Interest Expense for the period presented (in thousands, except home and per home amounts, unaudited):

	Three Months Ended March 31, 2019
	Total	Per Home
Homes sold	414
Homes revenue	$128,472	$310,319
Operating costs:
Home acquisition costs (1)	116,709	281,906
Renovation costs (1)	4,681	11,307
Holding costs (1)(2)	1,238	2,990
Selling costs	5,542	13,386
Total operating costs	128,170	309,589
Interest expense (1)(2)	1,655	3,998
Return on Homes Sold After Interest Expense	$(1,353)	$(3,268)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $0.6 million and $0.6 million, respectively, of costs incurred in prior quarters associated with homes sold in the first quarter of 2019.

Reconciliation of Non-GAAP Measure to Most Comparable GAAP Measure (in thousands, except home and per home amounts, unaudited):	Three Months Ended March 31, 2019
Loss before income taxes	$(45,205)
Homes sold	414
Per home loss before income taxes	$(109,191)

Loss before income taxes	(45,205)
Depreciation and amortization	1,321
Share-based compensation expense	5,602
Costs incurred in prior periods associated with homes sold in the current period (1)	(1,229)
Costs incurred in current period related to homes not sold in current period (2)	4,877
Indirect expenses included in cost of revenue (3)	421
Indirect marketing and advertising costs included in sales and marketing (4)	12,225
Indirect costs included in technology and development expense (5)	9,326
Indirect costs included in general and administrative expense (6)	11,309
Return on Homes Sold After Interest Expense	(1,353)
Homes sold	414
Per Home Return on Homes Sold After Interest Expense	$(3,268)
(1) Amount represents costs incurred in prior periods associated with homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs.
(2) Amount represents costs ineligible for inventory capitalization which were expensed as period costs in the first quarter of 2019 associated with homes that remain in inventory as of March 31, 2019.
(3) Includes allocated segment costs, which were recorded to cost of revenue within the Homes segment during the first quarter of 2019.
(4) Includes marketing and advertising expenses incurred in the first quarter of 2019 not directly related to purchasing, renovating and selling homes.
(5) Includes technology and development expenses incurred in the first quarter of 2019 not directly related to purchasing, renovating and selling homes.
(6) Includes general and administration expenses incurred in the first quarter of 2019 not directly related to purchasing, renovating and selling homes.

Selected Historical Segment Data

As previously disclosed, beginning with the quarterly period ended March 31, 2019, we report financial results for three reportable segments: the Internet, Media, and Technology (“IMT”) segment, the Homes segment and the Mortgages segment. For the purpose of aiding period-over-period comparisons, Zillow Group is providing selected historical statements of operations information by segment assuming it had three reportable segments for the three months ended each of March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018 and for the year ended December 31, 2018 as follows (in thousands, unaudited):

	Three Months Ended March 31, 2018
	IMT	Homes	Mortgages	Corporate Items (2)	Consolidated
Revenue:
Premier Agent	$213,732	$—	$—	$—	$213,732
Rentals	29,063	—	—	—	29,063
Other	38,061	—	—	—	38,061
Mortgages	—	—	19,023	—	19,023
Total revenue	280,856	—	19,023	—	299,879
Cost and expenses:
Cost of revenue	22,594	86	1,239	—	23,919
Sales and marketing	128,747	290	8,254	—	137,291
Technology and development	85,917	2,236	5,780	—	93,933
General and administrative	50,187	1,778	4,108	—	56,073
Acquisition-related costs	27	—	—	—	27
Total costs and expenses	287,472	4,390	19,381	—	311,243
Loss from operations	(6,616)	(4,390)	(358)	—	(11,364)
Other income	—	—	—	2,446	2,446
Interest expense	—	—	—	(7,073)	(7,073)
Loss before income taxes (1)	$(6,616)	$(4,390)	$(358)	$(4,627)	$(15,991)

	Three Months Ended June 30, 2018
	IMT	Homes	Mortgages	Corporate Items (2)	Consolidated
Revenue:
Premier Agent	$230,885	$—	$—	$—	$230,885
Rentals	33,288	—	—	—	33,288
Other	41,768	—	—	—	41,768
Mortgages	—	—	19,305	—	19,305
Total revenue	305,941	—	19,305	—	325,246
Cost and expenses:
Cost of revenue	24,290	—	1,237	—	25,527
Sales and marketing	137,972	2,095	7,660	—	147,727
Technology and development	91,131	3,790	5,455	—	100,376
General and administrative	52,438	4,176	3,965	—	60,579
Acquisition-related costs	—	—	632	—	632
Total costs and expenses	305,831	10,061	18,949	—	334,841
Loss from operations	110	(10,061)	356	—	(9,595)
Other income	—	—	—	3,089	3,089
Interest expense	—	—	—	(7,187)	(7,187)
Loss before income taxes (1)	$110	$(10,061)	$356	$(4,098)	$(13,693)

	Three Months Ended September 30, 2018
	IMT	Homes	Mortgages	Corporate Items (2)	Consolidated
Revenue:
Premier Agent	$232,703	$—	$—	$—	$232,703
Rentals	37,319	—	—	—	37,319
Other	43,616	—	—	—	43,616
Homes	—	11,018	—	—	11,018
Mortgages	—	—	18,438	—	18,438
Total revenue	313,638	11,018	18,438	—	343,094
Cost and expenses:
Cost of revenue	25,186	10,226	1,260	—	36,672
Sales and marketing	117,522	4,650	6,562	—	128,734
Technology and development	93,930	6,128	5,256	—	105,314
General and administrative	60,678	6,010	4,055	—	70,743
Acquisition-related costs	—	—	1,405	—	1,405
Integration costs	—	—	523	—	523
Impairment	10,000	—	—	—	10,000
Total costs and expenses	307,316	27,014	19,061	—	353,391
Loss from operations	6,322	(15,996)	(623)	—	(10,297)
Other income	—	—	—	7,773	7,773
Interest expense	—	(432)	—	(12,236)	(12,668)
Loss before income taxes (1)	$6,322	$(16,428)	$(623)	$(4,463)	$(15,192)

	Three Months Ended December 31, 2018
	IMT	Homes	Mortgages	Corporate Items (2)	Consolidated
Revenue:
Premier Agent	$221,012	$—	$—	$—	$221,012
Rentals	34,917	—	—	—	34,917
Other	44,779	—	—	—	44,779
Homes	—	41,347	—	—	41,347
Mortgages	—	—	23,280	—	23,280
Total revenue	300,708	41,347	23,280	—	365,335
Cost and expenses:
Cost of revenue	24,623	39,080	3,769	—	67,472
Sales and marketing	118,544	10,099	10,226	—	138,869
Technology and development	92,734	9,197	9,264	—	111,195
General and administrative	57,261	10,038	7,459	—	74,758
Acquisition-related costs	—	—	268	—	268
Integration costs	—	—	1,492	—	1,492
Impairment	65,000	—	4,000	—	69,000
Total costs and expenses	358,162	68,414	36,478	—	463,054
Loss from operations	(57,454)	(27,067)	(13,198)	—	(97,719)
Other income	—	—	244	5,718	5,962
Interest expense	—	(1,745)	(132)	(12,450)	(14,327)
Loss before income taxes (1)	$(57,454)	$(28,812)	$(13,086)	$(6,732)	$(106,084)

	Year Ended December 31, 2018
	IMT	Homes	Mortgages	Corporate Items (2)	Consolidated
Revenue:
Premier Agent	$898,332	$—	$—	$—	$898,332
Rentals	134,587	—	—	—	134,587
Other	168,224	—	—	—	168,224
Homes	—	52,365	—	—	52,365
Mortgages	—	—	80,046	—	80,046
Total revenue	1,201,143	52,365	80,046	—	1,333,554
Cost and expenses:
Cost of revenue	96,693	49,392	7,505	—	153,590
Sales and marketing	502,785	17,134	32,702	—	552,621
Technology and development	363,712	21,351	25,755	—	410,818
General and administrative	220,564	22,002	19,587	—	262,153
Acquisition-related costs	27	—	2,305	—	2,332
Integration costs	—	—	2,015	—	2,015
Impairment	75,000	—	4,000	—	79,000
Total costs and expenses	1,258,781	109,879	93,869	—	1,462,529
Loss from operations	(57,638)	(57,514)	(13,823)	—	(128,975)
Other income	—	—	244	19,026	19,270
Interest expense	—	(2,177)	(132)	(38,946)	(41,255)
Loss before income taxes (1)	$(57,638)	$(59,691)	$(13,711)	$(19,920)	$(150,960)

(1)
We use income (loss) before income taxes as our profitability measure in making operating decisions and assessing the performance of our segments, therefore, net loss and income tax (benefit) expense are calculated and presented only on a consolidated basis within our financial statements.

(2)
Certain corporate items are not directly attributable to any of our segments, including interest income earned on our short-term investments included in Other income and interest costs on our convertible senior notes included in Interest expense.

For information regarding Adjusted EBITDA assuming we had three reportable segments for the three months ended each of March 31, 2018, June 30, 2018, September 30, 2018 and for the year ended December 31, 2018, see the supplemental tables furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2019.